UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 12, 2006

iPass Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-50327	93-1214598

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3800 Bridge Parkway, Redwood
Shores, California	94065
(Address of principal executive
offices)	(Zip Code)
(650) 232-4100
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.01 Regulation FD Disclosure.
iPass Response to Shamrock Activist Value Fund
On September 12, 2006, iPass Inc. sent a letter to Stanley P. Gold and Michael J. McConnell at the Shamrock Activist Value Fund (“Shamrock”), responding to the letter sent by Messrs. Gold and McConnell on behalf of Shamrock to John Beletic, the Lead Director of iPass, dated August 14, 2006, that was included in Shamrock’s Schedule 13D/A filed with the Securities and Exchange Commission on August 14, 2006. A copy of iPass’ letter dated September 12, 2006 is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
iPass Letter to Employees
On September 12, 2006, iPass Inc. sent a letter to its employees describing the status of iPass’ business. A copy of iPass’ letter to its employees dated September 12, 2006 is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	September 12, 2006 letter from iPass Inc. to Stanley P. Gold and Michael J. McConnell at the Shamrock Activist Value Fund.

99.2	September 12, 2006 letter from iPass Inc. to its Employees.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iPass Inc.
By:	/s/ Bruce K. Posey
	Name:	Bruce K. Posey
	Title:	Vice President, General Counsel and Secretary

Dated: September 12, 2006

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EXHIBIT INDEX

Exhibit No.	Description
99.1	September 12, 2006 letter from iPass Inc. to Stanley P. Gold and Michael J. McConnell at the Shamrock Activist Value Fund.

99.2	September 12, 2006 letter from iPass Inc. to its Employees.